UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2022

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	901112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, Vroom Automotive, LLC (formerly known as Left Gate Property Holding, LLC, “Vroom") a wholly-owned, direct subsidiary of Vroom, Inc. (the “Company”), is party to a Customer Experience Management Agreement, dated April 17, 2020 (as amended to date, the "Agreement"), subject to an Assignment and Assumption Agreement, dated August 17, 2020 (the “Amendment”), with Rocket Auto, LLC ("Rocket"). Under its terms, the Agreement automatically renews for successive one-year terms following its initial term ended on December 31, 2021, unless one party gives the other written notice of its intention not to renew the Agreement at least 120 days prior to the end of the then current term.

Consistent with the Company’s previously disclosed strategy to insource its sales operations, the Company and Rocket met on August 16, 2022 to discuss an approach to winding down the existing relationship. Following that meeting, Rocket reduced its staff dedicated to the Company’s sales operations. On September 1, 2022, Rocket delivered a letter (the “Letter”) containing notice of its intent not to renew the Agreement and its willingness to continue to provide services during a transition period. Under the terms of the Agreement, the Company may request that Rocket continue to provide its services for a transition period of up to 30 days after the termination date. In the Letter, Rocket offered to continue to provide transition services until June 30, 2023, subject to a minimum volume commitment and negotiation of a further amendment of the Agreement. The Company and Rocket are currently engaged in discussions regarding any duration of a transition period beyond the current agreement.

The transition away from Rocket is having a short-term impact on the Company’s sales, but we do not expect it to have a long-term impact on the Company’s sales volume, financial condition and results of operations, consistent with our strategy to reduce costs by expanding our internal sales force and leveraging our existing relationships with other sales partners.

The above description of the terms of the Agreement is qualified in its entirety by reference to the Agreement as filed in Vroom, Inc.'s Registration Statement on Form S-1/A filed on June 1, 2020, and the Amendment as filed in Vroom, Inc.'s Annual Report on Form 10-K filed on March 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: September 21, 2022	By:	/s/ Robert R. Krakowiak
Robert R. Krakowiak
Chief Financial Officer